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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 25, 1996


                            QUARTERDECK CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                   0-19207                  95-4320650
      (STATE OR OTHER           (COMMISSION FILE           (I.R.S. EMPLOYER
       JURISDICTION OF               NUMBER)              IDENTIFICATION NO.)
       INCORPORATION)


              13160 Mindanao Way, Marina del Rey, California 90292
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 309-3700
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ITEM 5.  OTHER EVENTS.

                 On July 25, 1996, Quarterdeck Corporation issued a press release with respect to results for the third quarter ended June 30, 1996. A copy of the press release dated July 25, 1996 is filed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (c)      Exhibits.

                          99.1    July 25, 1996 press release.


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                                     SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QUARTERDECK CORPORATION,
                                      a Delaware corporation



                                      By:   /s/ FRANK R. GREICO
                                            --------------------------
                                      Name:  Frank R. Greico
                                      Title: Senior Vice President and
                                             Chief Financial Officer
July 25, 1996





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